Exhibit 10.2

                         AMENDMENT TO SECURITY AGREEMENT

Amendment to the Security Agreement dated March 20, 2001, by and between Stephen Sternbach ("Secured Party") and Star Multi Care Services, Inc., Amserv Healthcare of New Jersey, Inc., Amserv Healthcare of Ohio, Inc. and EFCC Acquisition Corp. (collectively referred to herein as the "Debtors").

The Secured Party and the Debtors hereby agree to amend the Security Agreement on the date hereof as set forth below:

1. The parties hereby acknowledge that the revised sum of One Hundred Twenty-five Thousand Dollars ($125,000), pursuant to the Second Amendment to Promissory Note dated May 17, 2002, by and between the Debtors and Secured Party, is owed and payable to the Secured Party (said amount hereinafter referred to as the "Debt");

2. The parties also acknowledge that additional loans and advances may be made by the Secured Party to the Debtors and these additional loans and advances shall be incorporated into the term Debt and shall be secured under this Security Agreement.

3. The Secured Party and the Debtors hereby agree to amend the following legend to the Security Agreement:

            THE OBLIGATIONS, RIGHTS, REMEDIES AND SECURITY INTERESTS EVIDENCED BY THIS SECURITY AGREEMENT ARE SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE HHCF OBLIGATIONS (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF AUGUST 31, 2001 AMONG STEPHEN STERNBACH, HELLER HEALTHCARE FINANCE, INC. AND THE BORROWERS NAMED THEREIN.

4. Section 1 of the Security Agreement is hereby amended by substituting the words: "Heller Healthcare Finance, Inc." for "HFG Healthco-4 LLC" and shall be so substituted throughout the Security Agreement.

4. All other terms and conditions shall remain unchanged.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the 17th day of May, 2002.

STAR MULTI CARE SERVICES, INC.

By:___________________________

Dated: May 17, 2002


AMSERV HEALTHCARE OF NEW JERSEY, INC.

By:___________________________

Dated: May 17, 2002

AMSERV HEALTHCARE OF OHIO, INC.

By:___________________________

Dated: May 17, 2002


EFCC ACQUISITION CORP.

By:___________________________

Dated: May 17, 2002


STEPHEN STERNBACH

BY:___________________________

Dated: May 17, 2002